UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2019

QS

U.S. SMALL CAPITALIZATION EQUITY FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS U.S. Small Capitalization Equity Fund for the twelve-month reporting period ended December 31, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2020

II	QS U.S. Small Capitalization Equity Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations domiciled, or having their principal activities, in the U.S., at the time of investment or other investments with similar economic characteristics. The Fund normally intends to hold a portfolio that is generally comparable to, but not the same as, the Russell 2000 Indexi in terms of economic sector weightings and market capitalization but may depart from this if we believe it to be in the best interests of the Fund. The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”).

At QS Investors, LLC, the Fund’s subadviser, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. We use a bottom-up, quantitative stock selection process. The cornerstone of this process is a proprietary stock selection model that ranks the stocks in the Fund’s investable universe on a daily basis according to a variety of fundamental measures of relative attractiveness.

Q. What were the overall market conditions during the Fund’s reporting period?

A. While trade tensions between the U.S. and China whipsawed markets throughout 2019, global equity markets ended 2019 with double digit returns across all major regions. U.S. small capitalization equities, as measured by the Russell 2000 Index, returned 25.52%, with considerable volatility within and across quarters. U.S. small-cap equities underperformed U.S. large-cap equities, which returned 31.43% as measured by the Russell 1000 Indexii for the twelve-month reporting period ended December 31, 2019.

Equity markets rallied in January 2019 after being punished in December 2018 and continued to generate positive returns throughout the first calendar quarter of 2019; the return for that quarter was the best quarterly return since 1998. Despite worries about China’s slowdown at 2018 year-end and continuing Brexit uncertainty, markets globally returned to a “risk-on” sentiment as central bank policies became increasingly accommodative, the U.S. experienced a positive earnings season, and China manufacturing indicators returned to modest growth levels. Over the first calendar quarter of 2019, a rise in oil prices of 32% and a U.S. yield curveiii inversion in late March 2019 did little to stop the positive market momentum. Investor optimism pushed markets higher, and most U.S. sectors had double-digit returns. The Real Estate sector in particular benefited from the U.S. Federal Reserve Board’s (the “Fed”)iv pivot to a dovish stance. The Fed suggested that mixed economic signals justified a revised approach to interest rate hikes, making them unlikely for the rest of 2019.

The Russell 2000 Index continued to be volatile in the second calendar quarter of 2019. The quarter started with a strong rally in April 2019, only to sharply decline in May 2019 and then rebound dramatically in June 2019. The risk-on/risk-off theme that had dominated financial markets over the past few years was also pervasive during this quarter, as most risky assets appreciated dramatically in April and June but exhibited dismal performance

QS U.S. Small Capitalization Equity Fund 2019 Annual Report	1

Fund overview (cont’d)

during May 2019. The shifts in investor sentiment were propelled by the perception of a number of risks, including an escalation in the U.S.-China trade tariff war, uncertainty around Brexit, the earlier inversion of the yield curve in the U.S. and soft global growth. These risks overshadowed several sources of investor optimism, including a tariff freeze agreement between the U.S. and China.

In the third calendar quarter of 2019, the U.S. economy remained on a stronger footing than most other major markets, driven by robust employment and consumer spending numbers. However, this quarter saw a contraction within the manufacturing index, and consumer, business and investor confidence indices were at multi-year lows. In July 2019, the Fed cut interest rates by twenty-five basis pointsv for the first time in eleven years, followed by additional cuts in September and October 2019.

U.S. small-cap equities, as measured by the Russell 2000 Index, returned 9.94% for the fourth quarter of 2019, propelled by progress in U.S./China trade discussions and an increasingly dovish Fed stance. U.S. economic indicators were mixed, with the manufacturing index reporting three consecutive months of contractionary readings but the non-manufacturing index remained in expansionary territory. Health care stocks rallied on strong earnings and the resolution of several lawsuits over the oxycodone crisis. Information technology stocks also posted strong returns.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-controlled process.

Much of our research continues to be focused on developing tools to enhance performance regardless of market environment. This includes both individual factor research as well as factor allocation strategies.

Performance review

For the twelve months ended December 31, 2019, Class I shares of QS U.S. Small Capitalization Equity Fund returned 20.74%. The Fund’s unmanaged benchmark, the Russell 2000 Index, returned 25.52% for the same period. The Lipper Small-Cap Core Funds Category Averagevi returned 23.82% over the same time frame.

2	QS U.S. Small Capitalization Equity Fund 2019 Annual Report

Performance Snapshot as of December 31, 2019 (unaudited)
(excluding sales charges)	6 months	12 months
QS U.S. Small Capitalization Equity Fund:
Class A	5.55%	20.43%
Class A2	5.35%	20.12%
Class C	5.18%	19.52%
Class FI	5.52%	20.42%
Class I	5.68%	20.74%
Class IS	5.76%	20.92%
Russell 2000 Index	7.30%	25.52%
Lipper Small-Cap Core Funds Category Average	6.74%	23.82%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated April 29, 2019, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class FI, Class I and Class IS shares were 1.22%, 1.45%, 1.92%, 1.36%, 1.01% and 0.85%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual operating fund expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.30% for Class A shares, 1.50% for Class A2 shares, 2.05% for Class C shares, 1.30% for Class FI shares, 1.00% for Class I shares and 0.75% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

QS U.S. Small Capitalization Equity Fund 2019 Annual Report	3

Fund overview (cont’d)

The manager has also agreed to waive fees and/or reimburse operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, so that annual operating expenses will not exceed 1.20% for Class A shares, 1.40% for Class A2 shares, 1.95% for Class C shares, 1.20% for Class FI shares and 0.90% for Class I shares. These arrangements are expected to continue until December 31, 2021, but may be terminated at any time by the manager.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Stock selection in the banks industry and the Energy and Industrials sectors was the leading contributor to relative performance for the reporting period. An overweight to the Information Technology sector, which was the best performing sector in the benchmark, was also a strong contributor. To a lesser extent, an overweight to the Health Care sector, which outperformed within the benchmark, was also a contributor to relative return.

At the security level, the leading contributor to performance was Cirrus Logic Inc. with a return for the reporting period of approximately 148%. Gross profit margins for the semiconductor exceeded expectations as a result of tighter cost controls and higher shipment volumes, as well as a reduction in its investments in slower-growth MEMS (micro-electrical mechanical systems) chips. Other stock level contributors included Manhattan Associates, Inc., a global solutions provider for supply chain organizations, which is not included in the benchmark and which returned 88.24% in the portfolio, and homebuilder KB Home, which also outperformed the benchmark’s return for the reporting period and benefited from an improving U.S. housing market.

Q. What were the leading detractors from performance?

A. Stock selection overall detracted from relative return for the reporting period, especially in the Health Care and Information Technology sectors. Sector allocation decisions also detracted overall, largely as a result of an overweight to the Communication Services sector, which was one of the poorest performers within the benchmark.

Not owning Array BioPharma Inc., which focuses on oncology medication and which had a return in the benchmark of over 236%, was the leading detractor at the security level. Shares spiked more that 50% after Pfizer paid $11 billion for the cancer-drug developer. Similarly, underweighting Arrowhead Pharmaceuticals Inc. was also a leading detractor as shares returned over 400% in the benchmark; operations have been solidly profitable thanks to a collaboration with Johnson & Johnson subsidiary Janssen. Owning

4	QS U.S. Small Capitalization Equity Fund 2019 Annual Report

non-benchmark name Antero Resources Corp., a company engaged in hydrocarbon exploration which had a double-digit negative return for the reporting period, also detracted from performance.

Thank you for your investment in QS U.S. Small Capitalization Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Investors, LLC

January 21, 2020

RISKS: Equity securities are subject to market and price fluctuations. Investments in small-cap companies may involve greater risks and volatility than investments in larger, more established companies. Small-cap companies may have limited product lines, operating histories, markets or financial resources. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2019 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of December 31, 2019 were: Essent Group Ltd. (0.9%), Cirrus Logic Inc. (0.9%), Sanderson Farms Inc. (0.8%), Cogent Communications Holdings Inc. (0.8%), Tech Data Corp. (0.8%), Benchmark Electronics Inc. (0.8%), Dana Inc. (0.7%), Deckers Outdoor Corp. (0.7%), Radian Group Inc. (0.7%) and Patrick Industries Inc. (0.7%). Please refer to pages 12 through 23 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2019 were: Health Care (18.4%), Financials (17.7%), Industrials (15.8%), Information Technology (13.9%) and Consumer Discretionary (11.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

QS U.S. Small Capitalization Equity Fund 2019 Annual Report	5

Fund overview (cont’d)

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	A basis point is one-hundredth (1/100 or 0.01) of one percent.

vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 935 funds for the six-month period and among the 924 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	QS U.S. Small Capitalization Equity Fund 2019 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2019 and December 31, 2018. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

QS U.S. Small Capitalization Equity Fund 2019 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2019 and held for the six months ended December 31, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.55%	$1,000.00	$1,055.50	1.11%	$5.75	Class A	5.00%	$1,000.00	$1,019.61	1.11%	$5.65
Class A2	5.35	1,000.00	1,053.50	1.40	7.25	Class A2	5.00	1,000.00	1,018.15	1.40	7.12
Class C	5.18	1,000.00	1,051.80	1.87	9.67	Class C	5.00	1,000.00	1,015.78	1.87	9.50
Class FI	5.52	1,000.00	1,055.20	1.20	6.22	Class FI	5.00	1,000.00	1,019.16	1.20	6.11
Class I	5.68	1,000.00	1,056.80	0.90	4.67	Class I	5.00	1,000.00	1,020.67	0.90	4.58
Class IS	5.76	1,000.00	1,057.60	0.75	3.89	Class IS	5.00	1,000.00	1,021.42	0.75	3.82

8	QS U.S. Small Capitalization Equity Fund 2019 Annual Report

[1]	For the six months ended December 31, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

QS U.S. Small Capitalization Equity Fund 2019 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class FI	Class I	Class IS
Twelve Months Ended 12/31/19	20.43%	20.12%	19.52%	20.42%	20.74%	20.92%
Five Years Ended 12/31/19	4.61	4.38	3.85	4.59	4.93	5.06
Ten Years Ended 12/31/19	10.58	N/A	9.75	10.50	10.92	N/A
Inception* through 12/31/19	—	9.68	—	—	—	9.35

With sales charges[2]	Class A	Class A2	Class C	Class FI	Class I	Class IS
Twelve Months Ended 12/31/19	13.48%	13.20%	18.52%	20.42%	20.74%	20.92%
Five Years Ended 12/31/19	3.38	3.15	3.85	4.59	4.93	5.06
Ten Years Ended 12/31/19	9.93	N/A	9.75	10.50	10.92	N/A
Inception* through 12/31/19	—	8.77	—	—	—	9.35

Cumulative total returns
Without sales charges[1]
Class A (12/31/09 through 12/31/19)	173.38%
Class A2 (Inception date of 10/31/12 through 12/31/19)	93.87
Class C (12/31/09 through 12/31/19)	153.56
Class FI (12/31/09 through 12/31/19)	171.48
Class I (12/31/09 through 12/31/19)	182.00
Class IS (Inception date of 3/23/12 through 12/31/19)	100.33

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, FI, I and IS shares are February 5, 2009, October 31, 2012, February 5, 2009, January 9, 2003, March 13, 2000 and March 23, 2012, respectively.

10	QS U.S. Small Capitalization Equity Fund 2019 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of QS U.S. Small Capitalization Equity Fund vs. Russell 2000 Index† — December 2009 - December 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class I shares of QS U.S. Small Capitalization Equity Fund on December 31, 2009, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2019. The hypothetical illustration also assumes a $1,000,000 investment in the Russell 2000 Index. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

QS U.S. Small Capitalization Equity Fund 2019 Annual Report	11

Schedule of investments

December 31, 2019

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Common Stocks — 99.9%
Communication Services — 2.4%
Diversified Telecommunication Services — 0.8%
Cogent Communications Holdings Inc.	22,337	$1,469,998
Entertainment — 0.5%
Glu Mobile Inc.	93,000	562,650	*
Marcus Corp.	12,600	400,302
Total Entertainment		962,952
Interactive Media & Services — 0.5%
Yelp Inc.	26,000	905,580	*
Media — 0.4%
Media General Inc., CVR	20,404	0	*(a)(b)(c)
Sinclair Broadcast Group Inc., Class A Shares	25,554	851,970
Total Media		851,970
Wireless Telecommunication Services — 0.2%
Telephone & Data Systems Inc.	11,800	300,074
Total Communication Services		4,490,574
Consumer Discretionary — 11.2%
Auto Components — 0.9%
Dana Inc.	74,600	1,357,720
Tenneco Inc., Class A Shares	15,985	209,404
Total Auto Components		1,567,124
Automobiles — 0.3%
Winnebago Industries Inc.	11,800	625,164
Diversified Consumer Services — 0.7%
frontdoor Inc.	9,300	441,006	*
K12 Inc.	18,000	366,300	*
WW International Inc.	13,000	496,730	*
Total Diversified Consumer Services		1,304,036
Hotels, Restaurants & Leisure — 3.1%
BJ’s Restaurants Inc.	17,648	669,918
Bloomin’ Brands Inc.	44,500	982,115
Boyd Gaming Corp.	33,000	988,020
Cheesecake Factory Inc.	13,500	524,610
Cracker Barrel Old Country Store Inc.	1,200	184,488
Dine Brands Global Inc.	10,200	851,904
Jack in the Box Inc.	7,100	554,013
Penn National Gaming Inc.	18,000	460,080	*
SeaWorld Entertainment Inc.	18,300	580,293	*
Total Hotels, Restaurants & Leisure		5,795,441

See Notes to Financial Statements.

12	QS U.S. Small Capitalization Equity Fund 2019 Annual Report

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Household Durables — 2.0%
Ethan Allen Interiors Inc.	23,000	$438,380
KB Home	29,000	993,830
MDC Holdings Inc.	22,745	867,949
Meritage Homes Corp.	9,000	549,990	*
Sonos Inc.	34,000	531,080	*
Universal Electronics Inc.	4,500	235,170	*
Total Household Durables		3,616,399
Internet & Direct Marketing Retail — 0.5%
Etsy Inc.	16,000	708,800	*
Rubicon Project Inc.	26,168	213,531	*
Total Internet & Direct Marketing Retail		922,331
Specialty Retail — 2.5%
America’s Car-Mart Inc.	4,900	537,334	*
Dick’s Sporting Goods Inc.	13,400	663,166
Genesco Inc.	20,196	967,792	*
Hibbett Sports Inc.	34,650	971,586	*
Lithia Motors Inc., Class A Shares	2,900	426,300
Rent-A-Center Inc.	19,300	556,612
Shoe Carnival Inc.	6,200	231,136
Signet Jewelers Ltd.	13,500	293,490
Total Specialty Retail		4,647,416
Textiles, Apparel & Luxury Goods — 1.2%
Crocs Inc.	23,100	967,659	*
Deckers Outdoor Corp.	7,853	1,326,058	*
Total Textiles, Apparel & Luxury Goods		2,293,717
Total Consumer Discretionary		20,771,628
Consumer Staples — 2.5%
Beverages — 0.4%
Boston Beer Co. Inc., Class A Shares	2,000	755,700	*
Food & Staples Retailing — 0.6%
Andersons Inc.	20,600	520,768
SpartanNash Co.	35,915	511,430
United Natural Foods Inc.	9,500	83,220	*
Total Food & Staples Retailing		1,115,418
Food Products — 1.1%
John B Sanfilippo & Son Inc.	4,400	401,632
Sanderson Farms Inc.	8,902	1,568,710
Total Food Products		1,970,342
Household Products — 0.2%
Spectrum Brands Holdings Inc.	6,800	437,172

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2019 Annual Report	13

Schedule of investments (cont’d)

December 31, 2019

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Personal Products — 0.2%
USANA Health Sciences Inc.	4,900	$384,895	*
Total Consumer Staples		4,663,527
Energy — 3.4%
Oil, Gas & Consumable Fuels — 3.4%
Arch Coal Inc., Class A Shares	8,100	581,094
Delek U.S. Holdings Inc.	20,000	670,600
DHT Holdings Inc.	75,900	628,452
International Seaways Inc.	10,000	297,600	*
Nordic American Tankers Ltd.	198,300	975,636
PDC Energy Inc.	18,600	486,762	*
REX American Resources Corp.	5,874	481,433	*
SM Energy Co.	26,000	292,240
Southwestern Energy Co.	119,200	288,464	*
Talos Energy Inc.	12,000	361,800	*
World Fuel Services Corp.	30,000	1,302,600
Total Energy		6,366,681
Financials — 17.7%
Banks — 8.6%
Bancorp Inc.	69,971	907,524	*
Bank of N.T. Butterfield & Son Ltd.	19,000	703,380
Berkshire Hills Bancorp Inc.	11,701	384,729
Boston Private Financial Holdings Inc.	53,300	641,199
Byline Bancorp Inc.	5,000	97,850
Cadence BanCorp	42,000	761,460
Community Trust Bancorp Inc.	5,122	238,890
Customers Bancorp Inc.	21,948	522,582	*
First BanCorp	99,920	1,058,153
First Busey Corp.	12,000	330,000
First Commonwealth Financial Corp.	32,646	473,693
First Financial Corp.	9,900	452,628
First Midwest Bancorp Inc.	35,692	823,058
Flushing Financial Corp.	20,400	440,742
Hancock Whitney Corp.	11,253	493,782
Hanmi Financial Corp.	36,708	733,976
Heartland Financial USA Inc.	11,300	562,062
Hilltop Holdings Inc.	28,482	710,056
Hope Bancorp Inc.	24,900	370,014
IBERIABANK Corp.	17,493	1,309,001
Midland States Bancorp Inc.	16,000	463,360
OFG Bancorp	27,642	652,628

See Notes to Financial Statements.

14	QS U.S. Small Capitalization Equity Fund 2019 Annual Report

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Banks — continued
Peoples Bancorp Inc.	10,600	$367,396
Sandy Spring Bancorp Inc.	14,600	553,048
Simmons First National Corp., Class A Shares	24,400	653,676
Umpqua Holdings Corp.	24,000	424,800
Wintrust Financial Corp.	12,500	886,250
Total Banks		16,015,937
Capital Markets — 2.3%
Affiliated Managers Group Inc.	8,800	745,712
Artisan Partners Asset Management Inc., Class A Shares	17,300	559,136
Brightsphere Investment Group Inc.	52,000	531,440
Evercore Inc., Class A Shares	11,800	882,168
Federated Investors Inc., Class B Shares	21,000	684,390
Stifel Financial Corp.	14,000	849,100
Total Capital Markets		4,251,946
Consumer Finance — 1.1%
Encore Capital Group Inc.	13,900	491,504	*
Enova International Inc.	47,167	1,134,838	*
EZCORP Inc., Class A Shares	58,000	395,560	*
Total Consumer Finance		2,021,902
Diversified Financial Services — 0.3%
FGL Holdings	62,200	662,430
Insurance — 1.8%
American Equity Investment Life Holding Co.	26,035	779,227
Assured Guaranty Ltd.	9,200	450,984
HCI Group Inc.	8,000	365,200
Health Insurance Innovations Inc., Class A Shares	11,000	212,190	*
National General Holdings Corp.	14,500	320,450
Primerica Inc.	4,071	531,510
Universal Insurance Holdings Inc.	26,340	737,257
Total Insurance		3,396,818
Thrifts & Mortgage Finance — 3.6%
Axos Financial Inc.	27,000	817,560	*
Essent Group Ltd.	32,500	1,689,675
Flagstar Bancorp Inc.	24,000	918,000
MGIC Investment Corp.	67,000	949,390
Mr. Cooper Group Inc.	41,000	512,910	*
PennyMac Financial Services Inc.	12,383	421,517
Radian Group Inc.	52,518	1,321,353
Total Thrifts & Mortgage Finance		6,630,405
Total Financials		32,979,438

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2019 Annual Report	15

Schedule of investments (cont’d)

December 31, 2019

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Health Care — 18.4%
Biotechnology — 7.4%
ACADIA Pharmaceuticals Inc.	11,500	$491,970	*
Achillion Pharmaceuticals Inc.	89,796	541,470	*
Acorda Therapeutics Inc.	21,148	43,142	*
Allakos Inc.	1,300	123,968	*
AMAG Pharmaceuticals Inc.	19,712	239,895	*
Amicus Therapeutics Inc.	27,466	267,519	*
Arena Pharmaceuticals Inc.	11,671	530,097	*
Arrowhead Pharmaceuticals Inc.	8,500	539,155	*
Avid Bioservices Inc.	12,641	96,956	*
Biohaven Pharmaceutical Holding Co. Ltd.	3,600	195,984	*
Blueprint Medicines Corp.	7,800	624,858	*
CareDx Inc.	13,000	280,410	*
Catalyst Pharmaceuticals Inc.	85,800	321,750	*
Celldex Therapeutics Inc.	5,172	11,534	*
Chimerix Inc.	40,401	82,014	*
Concert Pharmaceuticals Inc.	38,597	356,057	*
Deciphera Pharmaceuticals Inc.	3,500	217,840	*
Eagle Pharmaceuticals Inc.	8,195	492,356	*
Editas Medicine Inc.	18,000	532,980	*
Emergent BioSolutions Inc.	13,700	739,115	*
Enanta Pharmaceuticals Inc.	8,400	518,952	*
Esperion Therapeutics Inc.	12,000	715,560	*
FibroGen Inc.	6,900	295,941	*
Geron Corp.	90,000	122,400	*
Halozyme Therapeutics Inc.	16,732	296,658	*
Infinity Pharmaceuticals Inc.	30,551	29,329	*
Insmed Inc.	13,017	310,846	*
Intercept Pharmaceuticals Inc.	2,400	297,408	*
Jounce Therapeutics Inc.	18,000	157,140	*
Karyopharm Therapeutics Inc.	28,400	544,428	*
Ligand Pharmaceuticals Inc.	2,500	260,725	*
Momenta Pharmaceuticals Inc.	34,600	682,658	*
NewLink Genetics Corp.	24,740	62,592	*
PTC Therapeutics Inc.	10,500	504,315	*
Puma Biotechnology Inc.	11,200	98,000	*
REGENXBIO Inc.	8,200	335,954	*
Sangamo Therapeutics Inc.	25,608	214,339	*
Spectrum Pharmaceuticals Inc.	18,000	65,520	*
Trevena Inc.	31,141	26,186	*

See Notes to Financial Statements.

16	QS U.S. Small Capitalization Equity Fund 2019 Annual Report

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Biotechnology — continued
Turning Point Therapeutics Inc.	2,500	$155,725	*
Ultragenyx Pharmaceutical Inc.	3,000	128,130	*
Vanda Pharmaceuticals Inc.	28,000	459,480	*
Veracyte Inc.	21,000	586,320	*
Voyager Therapeutics Inc.	14,300	199,485	*
Total Biotechnology		13,797,161
Health Care Equipment & Supplies — 5.8%
Antares Pharma Inc.	117,500	552,250	*
Apyx Medical Corp.	53,600	453,456	*
Cardiovascular Systems Inc.	17,604	855,378	*
Conformis Inc.	80,000	120,000	*
GenMark Diagnostics Inc.	51,700	248,677	*
Globus Medical Inc., Class A Shares	8,200	482,816	*
Haemonetics Corp.	10,700	1,229,430	*
Inogen Inc.	4,500	307,485	*
Integer Holdings Corp.	6,100	490,623	*
iRhythm Technologies Inc.	7,500	510,675	*
Lantheus Holdings Inc.	31,068	637,205	*
LivaNova PLC	2,600	196,118	*
Masimo Corp.	5,383	850,837	*
Natus Medical Inc.	16,774	553,374	*
Neogen Corp.	5,100	332,826	*
Nevro Corp.	4,800	564,192	*
Novocure Ltd.	10,200	859,554	*
Orthofix Medical Inc.	7,041	325,154	*
Silk Road Medical Inc.	5,000	201,900	*
STAAR Surgical Co.	12,000	422,040	*
Surmodics Inc.	6,300	261,009	*
Tactile Systems Technology Inc.	4,000	270,040	*
Total Health Care Equipment & Supplies		10,725,039
Health Care Providers & Services — 1.9%
Amedisys Inc.	5,200	867,984	*
Brookdale Senior Living Inc.	75,000	545,250	*
Catasys Inc.	22,900	373,499	*
Ensign Group Inc.	14,209	644,663
Fulgent Genetics Inc.	12,801	165,133	*
Joint Corp.	23,800	384,132	*
Pennant Group Inc.	7,104	234,929	*
Triple-S Management Corp., Class B Shares	20,076	371,205	*
Total Health Care Providers & Services		3,586,795

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2019 Annual Report	17

Schedule of investments (cont’d)

December 31, 2019

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Life Sciences Tools & Services — 0.8%
Fluidigm Corp.	31,100	$108,228	*
Luminex Corp.	8,014	185,604
Medpace Holdings Inc.	8,900	748,134	*
Syneos Health Inc.	8,000	475,800	*
Total Life Sciences Tools & Services		1,517,766
Pharmaceuticals — 2.5%
Akorn Inc.	90,500	135,750	*
Amphastar Pharmaceuticals Inc.	14,818	285,839	*
ANI Pharmaceuticals Inc.	6,500	400,855	*
Corcept Therapeutics Inc.	34,750	420,475	*
Endo International PLC	33,000	154,770	*
Harrow Health Inc.	15,000	116,700	*
Horizon Therapeutics PLC	24,825	898,665	*
Innoviva Inc.	27,020	382,603	*
Intersect ENT Inc.	12,302	306,320	*
Mallinckrodt PLC	16,500	57,585	*
Pacira BioSciences Inc.	13,000	588,900	*
Phibro Animal Health Corp., Class A Shares	13,000	322,790
Reata Pharmaceuticals Inc., Class A Shares	870	177,854	*
Revance Therapeutics Inc.	9,567	155,273	*
Supernus Pharmaceuticals Inc.	5,246	124,435	*
Total Pharmaceuticals		4,528,814
Total Health Care		34,155,575
Industrials — 15.8%
Aerospace & Defense — 0.3%
AAR Corp.	11,675	526,543
Air Freight & Logistics — 0.0%
Atlas Air Worldwide Holdings Inc.	4,000	110,280	*
Airlines — 0.4%
Hawaiian Holdings Inc.	19,960	584,629
SkyWest Inc.	3,200	206,816
Total Airlines		791,445
Building Products — 2.8%
Advanced Drainage Systems Inc.	23,000	893,320
Apogee Enterprises Inc.	17,500	568,750
Builders FirstSource Inc.	38,708	983,570	*
Caesarstone Ltd.	19,200	289,344
Insteel Industries Inc.	14,900	320,201

See Notes to Financial Statements.

18	QS U.S. Small Capitalization Equity Fund 2019 Annual Report

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Building Products — continued
Masonite International Corp.	11,700	$844,857	*
Patrick Industries Inc.	25,000	1,310,750
Total Building Products		5,210,792
Commercial Services & Supplies — 1.9%
Herman Miller Inc.	23,822	992,186
HNI Corp.	26,000	973,960
McGrath RentCorp.	5,000	382,700
Steelcase Inc., Class A Shares	55,000	1,125,300
Total Commercial Services & Supplies		3,474,146
Construction & Engineering — 2.0%
Argan Inc.	12,693	509,497
Dycom Industries Inc.	15,500	730,825	*
EMCOR Group Inc.	2,400	207,120
Fluor Corp.	19,600	370,048
Granite Construction Inc.	12,600	348,642
Great Lakes Dredge & Dock Corp.	45,000	509,850	*
MYR Group Inc.	9,439	307,617	*
Orion Group Holdings Inc.	8,451	43,861	*
Primoris Services Corp.	28,351	630,526
Total Construction & Engineering		3,657,986
Electrical Equipment — 0.2%
American Superconductor Corp.	44,600	350,110	*
Machinery — 2.6%
Briggs & Stratton Corp.	69,000	459,540
Greenbrier Cos. Inc.	16,700	541,581
Hillenbrand Inc.	17,739	590,886
Hyster-Yale Materials Handling Inc.	9,500	560,120
Manitowoc Co. Inc.	35,000	612,500	*
Meritor Inc.	25,000	654,750	*
NN Inc.	58,500	541,125
Terex Corp.	18,000	536,040
Titan International Inc.	90,100	326,162
Total Machinery		4,822,704
Professional Services — 2.6%
Barrett Business Services Inc.	6,700	606,082
CRA International Inc.	7,000	381,290
Exponent Inc.	5,500	379,555
FTI Consulting Inc.	6,700	741,422	*
Heidrick & Struggles International Inc.	14,100	458,250
Insperity Inc.	13,000	1,118,520

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2019 Annual Report	19

Schedule of investments (cont’d)

December 31, 2019

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Professional Services — continued
Kforce Inc.	11,100	$440,670
Korn Ferry	8,000	339,200
TrueBlue Inc.	19,949	479,973	*
Total Professional Services		4,944,962
Road & Rail — 0.6%
Werner Enterprises Inc.	29,554	1,075,470
Trading Companies & Distributors — 2.4%
BMC Stock Holdings Inc.	31,000	889,390	*
H&E Equipment Services Inc.	7,300	244,039
Herc Holdings Inc.	18,000	880,920	*
MRC Global Inc.	34,600	471,944	*
NOW Inc.	25,300	284,372	*
Systemax Inc.	12,100	304,436
Titan Machinery Inc.	14,000	206,920	*
Triton International Ltd.	6,100	245,220
Veritiv Corp.	23,900	470,113	*
WESCO International Inc.	8,000	475,120	*
Total Trading Companies & Distributors		4,472,474
Total Industrials		29,436,912
Information Technology — 13.9%
Communications Equipment — 1.0%
ADTRAN Inc.	29,000	286,810
Ciena Corp.	21,000	896,490	*
NETGEAR Inc.	13,038	319,561	*
NetScout Systems Inc.	14,500	349,015	*
Total Communications Equipment		1,851,876
Electronic Equipment, Instruments & Components — 3.8%
Benchmark Electronics Inc.	41,029	1,409,757
Fabrinet	11,000	713,240	*
Methode Electronics Inc.	21,955	863,929
Plexus Corp.	14,500	1,115,630	*
Sanmina Corp.	35,613	1,219,389	*
ScanSource Inc.	7,438	274,834	*
Tech Data Corp.	10,000	1,436,000	*
Total Electronic Equipment, Instruments & Components		7,032,779
IT Services — 1.2%
EVERTEC Inc.	18,553	631,544
LiveRamp Holdings Inc.	5,200	249,964	*

See Notes to Financial Statements.

20	QS U.S. Small Capitalization Equity Fund 2019 Annual Report

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
IT Services — continued
MAXIMUS Inc.	6,803	$506,075
NIC Inc.	35,577	795,146
Total IT Services		2,182,729
Semiconductors & Semiconductor Equipment — 2.6%
Amkor Technology Inc.	57,937	753,181	*
Cirrus Logic Inc.	20,000	1,648,200	*
Diodes Inc.	14,000	789,180	*
DSP Group Inc.	8,000	125,920	*
Lattice Semiconductor Corp.	46,500	890,010	*
Xperi Corp.	38,100	704,850
Total Semiconductors & Semiconductor Equipment		4,911,341
Software — 5.3%
Alarm.com Holdings Inc.	7,500	322,275	*
Benefitfocus Inc.	6,300	138,222	*
Box Inc., Class A Shares	55,543	932,012	*
CommVault Systems Inc.	12,633	563,937	*
Cornerstone OnDemand Inc.	12,000	702,600	*
Fair Isaac Corp.	1,450	543,286	*
Five9 Inc.	6,000	393,480	*
HubSpot Inc.	3,600	570,600	*
Manhattan Associates Inc.	10,792	860,662	*
MobileIron Inc.	75,500	366,930	*
Paylocity Holding Corp.	7,000	845,740	*
Qualys Inc.	7,600	633,612	*
SailPoint Technologies Holding Inc.	15,500	365,800	*
SPS Commerce Inc.	16,000	886,720	*
Verint Systems Inc.	21,747	1,203,914	*
Workiva Inc.	13,000	546,650	*
Total Software		9,876,440
Technology Hardware, Storage & Peripherals — 0.0%
Intevac Inc.	12,339	87,113	*
Total Information Technology		25,942,278
Materials — 3.6%
Chemicals — 1.1%
A Schulman Inc., CVR	19,282	0	*(a)(b)(c)
PolyOne Corp.	15,000	551,850
Rayonier Advanced Materials Inc.	28,100	107,904
Trinseo SA	22,000	818,620
Tronox Holdings PLC, Class A Shares	54,737	625,097
Total Chemicals		2,103,471

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2019 Annual Report	21

Schedule of investments (cont’d)

December 31, 2019

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Containers & Packaging — 0.3%
Greif Inc., Class A Shares	13,600	$601,120
Metals & Mining — 0.9%
Coeur Mining Inc.	56,741	458,467	*
Schnitzer Steel Industries Inc., Class A Shares	7,500	162,600
SunCoke Energy Inc.	60,900	379,407
Warrior Met Coal Inc.	27,500	581,075
Total Metals & Mining		1,581,549
Paper & Forest Products — 1.3%
Boise Cascade Co.	22,636	826,893
Louisiana-Pacific Corp.	28,000	830,760
Verso Corp., Class A Shares	43,000	775,290	*
Total Paper & Forest Products		2,432,943
Total Materials		6,719,083
Real Estate — 7.3%
Equity Real Estate Investment Trusts (REITs) — 6.1%
Alexander’s Inc.	1,050	346,868
CareTrust REIT Inc.	26,000	536,380
CoreCivic Inc.	33,400	580,492
DiamondRock Hospitality Co.	98,311	1,089,286
Essential Properties Realty Trust Inc.	24,000	595,440
GEO Group Inc.	35,000	581,350
Global Medical REIT Inc.	32,700	432,621
Hersha Hospitality Trust	18,301	266,280
Industrial Logistics Properties Trust	26,000	582,920
Monmouth Real Estate Investment Corp.	36,800	532,864
Park Hotels & Resorts Inc.	12,120	313,544
Pebblebrook Hotel Trust	26,000	697,060
RLJ Lodging Trust	42,097	745,959
RPT Realty	31,461	473,173
Ryman Hospitality Properties Inc.	9,624	834,016
Sabra Health Care REIT Inc.	25,000	533,500
Summit Hotel Properties Inc.	49,418	609,818
Sunstone Hotel Investors Inc.	79,219	1,102,728
Tanger Factory Outlet Centers Inc.	32,500	478,725
Total Equity Real Estate Investment Trusts (REITs)		11,333,024
Real Estate Management & Development — 1.2%
Jones Lang LaSalle Inc.	2,919	508,169
Marcus & Millichap Inc.	14,039	522,953	*
Newmark Group Inc., Class A Shares	41,500	558,382

See Notes to Financial Statements.

22	QS U.S. Small Capitalization Equity Fund 2019 Annual Report

QS U.S. Small Capitalization Equity Fund

Security		Shares	Value
Real Estate Management & Development — continued
RE/MAX Holdings Inc., Class A Shares		5,050	$194,374
Realogy Holdings Corp.		52,000	503,360
Total Real Estate Management & Development			2,287,238
Total Real Estate			13,620,262
Utilities — 3.7%
Electric Utilities — 2.1%
IDACORP Inc.		11,200	1,196,160
Otter Tail Corp.		15,500	794,995
PNM Resources Inc.		19,000	963,490
Portland General Electric Co.		16,393	914,565
Total Electric Utilities			3,869,210
Gas Utilities — 1.0%
National Fuel Gas Co.		7,300	339,742
New Jersey Resources Corp.		14,000	623,980
ONE Gas Inc.		5,000	467,850
Spire Inc.		6,500	541,515
Total Gas Utilities			1,973,087
Multi-Utilities — 0.6%
Avista Corp.		22,000	1,057,980
Total Utilities			6,900,277
Total Investments before Short-Term Investments (Cost — $171,406,121)			186,046,235

	Rate
Short-Term Investments — 0.1%
Invesco Treasury Portfolio, Institutional Class (Cost — $197,342)	1.486%	197,342	197,342
Total Investments — 100.0% (Cost — $171,603,463)			186,243,577
Liabilities in Excess of Other Assets — 0.0%			(67,790)
Total Net Assets — 100.0%			$186,175,787

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	Security is valued using significant unobservable inputs (Note 1).

(c)	Value is less than $1.

Abbreviations used in this schedule:

CVR	— Contingent Value Rights

REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2019 Annual Report	23

Statement of assets and liabilities

December 31, 2019

Assets:
Investments, at value (Cost — $171,603,463)	$186,243,577
Dividends and interest receivable	224,208
Receivable for Fund shares sold	51,318
Other assets	144,214
Prepaid expenses	36,667
Total Assets	186,699,984

Liabilities:
Payable for Fund shares repurchased	184,838
Trustees’ fees payable	148,301
Investment management fee payable	97,864
Service and/or distribution fees payable	12,437
Accrued expenses	80,757
Total Liabilities	524,197
Total Net Assets	$186,175,787

Net Assets:
Par value (Note 7)	$153
Paid-in capital in excess of par value	170,755,234
Total distributable earnings (loss)	15,420,400
Total Net Assets	$186,175,787

See Notes to Financial Statements.

24	QS U.S. Small Capitalization Equity Fund 2019 Annual Report

Net Assets:
Class A	$13,223,350
Class A2	$41,027,402
Class C	$1,124,840
Class FI	$149,555
Class I	$4,256,990
Class IS	$126,393,650

Shares Outstanding:
Class A	1,082,016
Class A2	3,412,296
Class C	100,693
Class FI	12,883
Class I	340,022
Class IS	10,368,552

Net Asset Value:
Class A (and redemption price)	$12.22
Class A2 (and redemption price)	$12.02
Class C*	$11.17
Class FI (and redemption price)	$11.61
Class I (and redemption price)	$12.52
Class IS (and redemption price)	$12.19
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$12.97
Class A2 (based on maximum initial sales charge of 5.75%)	$12.75

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2019 Annual Report	25

Statement of operations

For the Year Ended December 31, 2019

Investment Income:
Dividends	$2,844,462
Interest	43,762
Less: Foreign taxes withheld	(2,842)
Total Investment Income	2,885,382

Expenses:
Investment management fee (Note 2)	1,331,841
Transfer agent fees (Note 5)	174,647
Service and/or distribution fees (Notes 2 and 5)	153,080
Registration fees	105,516
Fund accounting fees	69,454
Audit and tax fees	44,044
Trustees’ fees	30,078
Legal fees	27,291
Fees recaptured by investment manager (Note 2)	21,773
Shareholder reports	17,414
Custody fees	5,199
Insurance	2,997
Interest expense	566
Miscellaneous expenses	5,638
Total Expenses	1,989,538
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(219,736)
Net Expenses	1,769,802
Net Investment Income	1,115,580

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	1,427,158
Futures contracts	(284,803)
Net Realized Gain	1,142,355
Change in Net Unrealized Appreciation (Depreciation) From Investments	31,299,997
Net Gain on Investments and Futures Contracts	32,442,352
Increase in Net Assets From Operations	$33,557,932

See Notes to Financial Statements.

26	QS U.S. Small Capitalization Equity Fund 2019 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2019	2018

Operations:
Net investment income	$1,115,580	$666,048
Net realized gain	1,142,355	18,678,434
Change in net unrealized appreciation (depreciation)	31,299,997	(48,761,749)
Increase (Decrease) in Net Assets From Operations	33,557,932	(29,417,267)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(3,141,537)	(17,122,593)
Decrease in Net Assets From Distributions to Shareholders	(3,141,537)	(17,122,593)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	38,941,004	13,492,563
Reinvestment of distributions	3,136,655	17,091,793
Cost of shares repurchased	(50,275,564)	(47,498,298)
Decrease in Net Assets From Fund Share Transactions	(8,197,905)	(16,913,942)
Increase (Decrease) in Net Assets	22,218,490	(63,453,802)

Net Assets:
Beginning of year	163,957,297	227,411,099
End of year	$186,175,787	$163,957,297

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2019 Annual Report	27

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.29	$13.55	$13.58	$11.95	$13.46

Income (loss) from operations:
Net investment income	0.04	0.02	0.00 [2]	0.02	0.00 [2]
Net realized and unrealized gain (loss)	2.05	(2.13)	1.15	2.31	(0.64)
Total income (loss) from operations	2.09	(2.11)	1.15	2.33	(0.64)

Less distributions from:
Net investment income	(0.02)	(0.01)	(0.19)	(0.04)	—
Net realized gains	(0.14)	(1.14)	(0.99)	(0.66)	(0.87)
Total distributions	(0.16)	(1.15)	(1.18)	(0.70)	(0.87)

Net asset value, end of year	$12.22	$10.29	$13.55	$13.58	$11.95
Total return[3]	20.43%	(15.58)%	8.46%	19.46%	(4.89)%

Net assets, end of year (000s)	$13,223	$11,916	$18,602	$20,690	$18,127

Ratios to average net assets:
Gross expenses	1.24%	1.22%	1.19%	1.19%[4]	1.20%[4]
Net expenses[5]	1.12 [6]	1.13 [6]	1.19 [6]	1.19 [4]	1.20 [4,6]
Net investment income	0.38	0.11	0.03	0.18	0.01

Portfolio turnover rate	51%	26%	41%[7]	33%	34%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. As a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets did not exceed 1.20%. This arrangement is expected to continue until December 31, 2021, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

28	QS U.S. Small Capitalization Equity Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A2 Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.13	$13.39	$13.44	$11.84	$13.37

Income (loss) from operations:
Net investment income (loss)	0.01	(0.01)	(0.02)	0.00 [2]	(0.02)
Net realized and unrealized gain (loss)	2.02	(2.11)	1.14	2.28	(0.64)
Total income (loss) from operations	2.03	(2.12)	1.12	2.28	(0.66)

Less distributions from:
Net investment income	—	—	(0.18)	(0.02)	—
Net realized gains	(0.14)	(1.14)	(0.99)	(0.66)	(0.87)
Total distributions	(0.14)	(1.14)	(1.17)	(0.68)	(0.87)

Net asset value, end of year	$12.02	$10.13	$13.39	$13.44	$11.84
Total return[3]	20.12%	(15.82)%	8.29%	19.23%	(5.08)%

Net assets, end of year (000s)	$41,027	$34,495	$38,534	$31,598	$22,061

Ratios to average net assets:
Gross expenses	1.51%[4]	1.45%	1.42%[4]	1.45%	1.49%[4]
Net expenses[5,6]	1.40 [4]	1.35	1.40 [4]	1.40	1.40 [4]
Net investment income (loss)	0.12	(0.08)	(0.17)	(0.02)	(0.19)

Portfolio turnover rate	51%	26%	41%[7]	33%	34%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A2 shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. As a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets did not exceed 1.40%. This arrangement is expected to continue until December 31, 2021, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2019 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.47	$12.66	$12.76	$11.31	$12.88

Income (loss) from operations:
Net investment loss	(0.05)	(0.08)	(0.09)	(0.07)	(0.10)
Net realized and unrealized gain (loss)	1.89	(1.97)	1.07	2.18	(0.60)
Total income (loss) from operations	1.84	(2.05)	0.98	2.11	(0.70)

Less distributions from:
Net investment income	—	—	(0.09)	—	—
Net realized gains	(0.14)	(1.14)	(0.99)	(0.66)	(0.87)
Total distributions	(0.14)	(1.14)	(1.08)	(0.66)	(0.87)

Net asset value, end of year	$11.17	$9.47	$12.66	$12.76	$11.31
Total return[2]	19.52%	(16.18)%	7.66%	18.61%	(5.59)%

Net assets, end of year (000s)	$1,125	$3,579	$5,110	$5,646	$6,012

Ratios to average net assets:
Gross expenses[3]	2.04%	1.93%	1.96%	1.96%	1.96%
Net expenses[3,4,5]	1.93	1.83	1.95	1.95	1.95
Net investment loss	(0.42)	(0.58)	(0.73)	(0.59)	(0.74)

Portfolio turnover rate	51%	26%	41%[6]	33%	34%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. As a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets did not exceed 1.95%. This arrangement is expected to continue until December 31, 2021, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

30	QS U.S. Small Capitalization Equity Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class FI Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.78	$12.96	$13.04	$11.54	$13.03

Income (loss) from operations:
Net investment income (loss)	0.04	0.00 [2]	0.00 [2]	0.02	(0.03)
Net realized and unrealized gain (loss)	1.95	(2.04)	1.11	2.24	(0.59)
Total income (loss) from operations	1.99	(2.04)	1.11	2.26	(0.62)

Less distributions from:
Net investment income	(0.02)	—	(0.20)	(0.10)	—
Net realized gains	(0.14)	(1.14)	(0.99)	(0.66)	(0.87)
Total distributions	(0.16)	(1.14)	(1.19)	(0.76)	(0.87)

Net asset value, end of year	$11.61	$9.78	$12.96	$13.04	$11.54
Total return[3]	20.42%	(15.73)%	8.49%	19.51%	(4.91)%

Net assets, end of year (000s)	$150	$107	$216	$167	$64

Ratios to average net assets:
Gross expenses	1.41%[4]	1.36%[4]	1.28%	1.66%[4]	1.36%[4]
Net expenses[5,6]	1.20 [4]	1.20 [4]	1.20	1.20 [4]	1.20 [4]
Net investment income (loss)	0.33	0.02	0.04	0.20	(0.21)

Portfolio turnover rate	51%	26%	41%[7]	33%	34%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class FI shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. As a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets did not exceed 1.20%. This arrangement is expected to continue until December 31, 2021, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2019 Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.53	$13.84	$13.85	$12.10	$13.60

Income (loss) from operations:
Net investment income	0.07	0.04	0.04	0.05	0.10
Net realized and unrealized gain (loss)	2.11	(2.18)	1.18	2.36	(0.69)
Total income (loss) from operations	2.18	(2.14)	1.22	2.41	(0.59)

Less distributions from:
Net investment income	(0.05)	(0.03)	(0.24)	—	(0.04)
Net realized gains	(0.14)	(1.14)	(0.99)	(0.66)	(0.87)
Total distributions	(0.19)	(1.17)	(1.23)	(0.66)	(0.91)

Net asset value, end of year	$12.52	$10.53	$13.84	$13.85	$12.10
Total return[2]	20.74%	(15.41)%	8.77%	19.88%	(4.51)%

Net assets, end of year (000s)	$4,257	$10,457	$22,847	$23,387	$275,797

Ratios to average net assets:
Gross expenses	1.05%[3]	1.01%[3]	0.92%[3]	0.98%	0.76%[3]
Net expenses[4]	0.90 [3,5]	0.90 [3,5]	0.90 [3,5]	0.90 [5]	0.76 [3]
Net investment income	0.58	0.31	0.32	0.43	0.76

Portfolio turnover rate	51%	26%	41%[6]	33%	34%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. As a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets did not exceed 0.90%. This arrangement is expected to continue until December 31, 2021, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

32	QS U.S. Small Capitalization Equity Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.26	$13.54	$13.56	$11.92	$13.41

Income (loss) from operations:
Net investment income	0.09	0.07	0.06	0.07	0.06
Net realized and unrealized gain (loss)	2.05	(2.15)	1.17	2.33	(0.64)
Total income (loss) from operations	2.14	(2.08)	1.23	2.40	(0.58)

Less distributions from:
Net investment income	(0.07)	(0.06)	(0.26)	(0.10)	(0.04)
Net realized gains	(0.14)	(1.14)	(0.99)	(0.66)	(0.87)
Total distributions	(0.21)	(1.20)	(1.25)	(0.76)	(0.91)

Net asset value, end of year	$12.19	$10.26	$13.54	$13.56	$11.92
Total return[2]	20.92%	(15.33)%	9.02%	20.04%	(4.47)%

Net assets, end of year (millions)	$126	$103	$142	$811	$788

Ratios to average net assets:
Gross expenses	0.86%[3]	0.85%[3]	0.76%	0.76%[3]	0.75%[3]
Net expenses[4,5]	0.75 [3]	0.75 [3]	0.75	0.75 [3]	0.75 [3]
Net investment income	0.77	0.50	0.47	0.60	0.44

Portfolio turnover rate	51%	26%	41%[6]	33%	34%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 0.75%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2019 Annual Report	33

Notes to financial statements

1. Organization and significant accounting policies

QS U.S. Small Capitalization Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

34	QS U.S. Small Capitalization Equity Fund 2019 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

QS U.S. Small Capitalization Equity Fund 2019 Annual Report	35

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Common Stocks:
Communication Services	$4,490,574	—	$0	*	$4,490,574
Materials	6,719,083	—	0	*	6,719,083
Other Common Stocks	174,836,578	—	—		174,836,578
Total Long-Term Investments	186,046,235	—	0	*	186,046,235
Short-Term Investments†	197,342	—	—		197,342
Total Investments	$186,243,577	—	$0	*	$186,243,577

†	See Schedule of Investments for additional detailed categorizations.

* Amount represents less than $1.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

36	QS U.S. Small Capitalization Equity Fund 2019 Annual Report

(d) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that

QS U.S. Small Capitalization Equity Fund 2019 Annual Report	37

Notes to financial statements (cont’d)

has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2019, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute

38	QS U.S. Small Capitalization Equity Fund 2019 Annual Report

its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS Investors”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS Investors and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. To the extent LMPFA receives a management fee after taking into account its contractual obligation to limit expenses as discussed below, LMPFA pays QS Investors and Western Asset monthly the entire management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class FI, Class I and Class IS shares did not exceed 1.30%, 1.50%, 2.05%, 1.30%, 1.00% and 0.75%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

QS U.S. Small Capitalization Equity Fund 2019 Annual Report	39

Notes to financial statements (cont’d)

As a result of voluntary expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets did not exceed 1.20%, 1.40%, 1.95%, 1.20% and 0.90% for Class A, Class A2, Class C, Class FI and Class I shares, respectively. These arrangements are expected to continue until December 31, 2021, but may be terminated at any time by LMPFA.

During the year ended December 31, 2019, fees waived and/or expenses reimbursed amounted to $219,736.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2019, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class FI	Class I	Class IS
Expires December 31, 2020	—	$5,555	—	$160	$4,689	$92,486
Expires December 31, 2021	$16,205	39,050	$4,772	339	16,859	130,157
Expires December 31, 2022	14,461	44,327	2,605	286	12,984	145,072
Total fee waivers/expense reimbursements subject to recapture	$30,666	$88,932	$7,377	$785	$34,532	$367,715

For the year ended December 31, 2019, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

	Class A2	Class C	Class FI	Class I	Class IS
LMPFA recaptured	$14,622	$1,438	$3	$3,082	$2,628

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2

40	QS U.S. Small Capitalization Equity Fund 2019 Annual Report

shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2019, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class A2	Class C
Sales charges	$704	$33,881	—
CDSCs	—	126	$15

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of December 31, 2019, Legg Mason and its affiliates owned 68% of the Fund.

3. Investments

During the year ended December 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$94,515,824
Sales	103,715,296

At December 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$171,606,430	$35,543,562	$(20,906,415)	$14,637,147

4. Derivative instruments and hedging activities

At December 31, 2019, the Fund did not have any derivative instruments outstanding.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2019. The table

QS U.S. Small Capitalization Equity Fund 2019 Annual Report	41

Notes to financial statements (cont’d)

provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$(284,803)

During the year ended December 31, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$452,829

†	At December 31, 2019, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class FI shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$32,374	†	$16,103
Class A2	97,044		141,566
Class C	23,317		2,777
Class FI	345		406
Class I	—		13,445
Class IS	—		350
Total	$153,080		$174,647

†	Amount shown is exclusive of expense reimbursements. For the year ended December 31, 2019, the service and/or distribution fees reimbursed amounted to $1 for Class A shares.

42	QS U.S. Small Capitalization Equity Fund 2019 Annual Report

For the year ended December 31, 2019, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$14,462
Class A2	44,327
Class C	2,605
Class FI	286
Class I	12,984
Class IS	145,072
Total	$219,736

6. Distributions to shareholders by class

	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Investment Income:
Class A	$26,157	$6,350
Class A2	—	—
Class C	—	—
Class FI	239	—
Class I	27,652	32,218
Class IS	695,956	561,442
Total	$750,004	$600,010
Net Realized Gains:
Class A	$166,314	$1,231,829
Class A2	477,892	3,487,936
Class C	21,727	408,169
Class FI	1,852	11,231
Class I	99,536	1,055,178
Class IS	1,624,212	10,328,240
Total	$2,391,533	$16,522,583

7. Shares of beneficial interest

At December 31, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

QS U.S. Small Capitalization Equity Fund 2019 Annual Report	43

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	231,080	$2,683,092	41,170	$553,323
Shares issued on reinvestment	16,245	188,475	118,052	1,213,576
Shares repurchased	(323,687)	(3,708,796)	(373,351)	(5,004,168)
Net decrease	(76,362)	$(837,229)	(214,129)	$(3,237,269)

Class A2
Shares sold	534,922	$6,074,023	624,678	$8,448,747
Shares issued on reinvestment	42,216	477,892	344,317	3,487,936
Shares repurchased	(570,033)	(6,441,528)	(441,670)	(5,965,356)
Net increase	7,105	$110,387	527,325	$5,971,327

Class C
Shares sold	5,918	$62,116	11,783	$152,624
Shares issued on reinvestment	2,055	21,663	43,039	407,581
Shares repurchased	(285,321)	(3,033,180)	(80,332)	(949,219)
Net decrease	(277,348)	$(2,949,401)	(25,510)	$(389,014)

Class FI
Shares sold	3,147	$35,651	2,943	$39,805
Shares issued on reinvestment	190	2,091	1,148	11,231
Shares repurchased	(1,396)	(15,406)	(9,803)	(124,099)
Net increase (decrease)	1,941	$22,336	(5,712)	$(73,063)

Class I
Shares sold	62,541	$735,936	106,380	$1,496,010
Shares issued on reinvestment	10,575	126,366	102,831	1,081,787
Shares repurchased	(726,284)	(8,825,447)	(866,439)	(12,203,810)
Net decrease	(653,168)	$(7,963,145)	(657,228)	$(9,626,013)

Class IS
Shares sold	2,522,597	$29,350,186	196,095	$2,802,054
Shares issued on reinvestment	198,328	2,320,168	1,062,408	10,889,682
Shares repurchased	(2,432,328)	(28,251,207)	(1,677,272)	(23,251,646)
Net increase (decrease)	288,597	$3,419,147	(418,769)	$(9,559,910)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$750,004	$2,282,011
Net long-term capital gains	2,391,533	14,840,582
Total distributions paid	$3,141,537	$17,122,593

44	QS U.S. Small Capitalization Equity Fund 2019 Annual Report

As of December 31, 2019, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$774,838
Deferred capital losses*	(17,207)
Other book/tax temporary differences(a)	25,622
Unrealized appreciation (depreciation)(b)	14,637,147
Total distributable earnings (loss) — net	$15,420,400

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to book/tax differences in the treatment of distributions from real estate investment trusts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

9. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) —Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

10. Subsequent event

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason, Inc. (“Legg Mason”) announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, the Fund’s investment adviser (the “Manager”), currently an indirect wholly owned subsidiary of Legg Mason, would become an indirect wholly owned subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s investment management contract with the Manager, and any related sub-advisory contract(s), where applicable. Therefore, the Fund’s Board is expected to be asked to approve a new investment management contract between the Fund and the Manager (and a new sub-advisory contract(s), if applicable). If approved by the Board, the new investment management contract (and the new sub-advisory contract(s), if applicable) is expected to be presented to the shareholders of the Fund for their approval.

QS U.S. Small Capitalization Equity Fund 2019 Annual Report	45

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of QS U.S. Small Capitalization Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of QS U.S. Small Capitalization Equity Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2020

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

46	QS U.S. Small Capitalization Equity Fund 2019 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At its November 2019 meeting, the Fund’s Board of Trustees (the “Board”) approved the continuation of the investment management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”), the investment advisory agreement (the “Advisory Agreement”) between the Manager and QS Investors, LLC (the “Subadviser”) and the subadvisory agreement between the Manager and Western Asset Management Company, LLC (“Western Asset”) pursuant to which Western Asset is engaged to provide day-to-day management of that portion of the Fund’s cash and short-term investments allocated to Western Asset under such subadvisory agreement (the “Subadvisory Agreement”). (The Management Agreement, Advisory Agreement and Subadvisory Agreement are collectively referred to as the “Agreements.”) The Board met on October 11, 2019 and received a presentation from senior Fund management that reviewed the information provided by the Manager and Western Asset. At such October meeting the trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), separately met, with the assistance of their independent legal counsel, to review and evaluate the materials provided by the Manager, the Subadviser and Western Asset to assist the Board, and in particular the Independent Trustees, in considering continuation of the Agreements. The Independent Trustees further discussed continuation of the Agreements in an executive session with independent legal counsel on November 7, 2019. The Board, including the Independent Trustees, at its November 2019 meeting, reviewed and evaluated the materials, including supplemental materials, provided to assist the Board in considering continuation of the Agreements.

In voting to approve continuation of the Agreements, the Board, including the Independent Trustees, considered whether continuation of the Agreements would be in the best interests of the Fund. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreements. The Board considered that although no assets were currently being allocated to Western Asset, the Manager recommended that the Subadvisory Agreement with Western Asset be continued to permit allocation of assets to Western Asset at such time as the Manager determined to be appropriate. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each of the Agreements are reasonable and fair and that it was in the best interests of the Fund to approve continuation of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser and available to be provided by Western Asset, under the Management, Advisory and Subadvisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Subadviser and Western Asset. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at

QS U.S. Small Capitalization Equity Fund	47

Board approval of management and subadvisory agreements (unaudited) (cont’d)

regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the Manager’s role in coordinating the activities of the Subadviser, Western Asset and the Fund’s other service providers and the services rendered by the Subadviser. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager, the Subadviser and Western Asset, and the quality of the Manager’s administrative and other services. The Board considered that on a regular basis it received and reviewed information from the Manager and the Fund’s Chief Compliance Officer regarding the compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act for the funds in the Legg Mason fund complex, including cybersecurity programs.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the financial strength of the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities among the Manager, the Subadviser and Western Asset and the oversight provided by the Manager. The Board considered the Manager’s commitment to providing effective and efficient investment management and shareholder services. The Board also considered the Subadviser’s brokerage policies and practices, the standards applied in seeking best execution and the existence of quality controls applicable to brokerage allocation procedures. The Board noted that the Subadviser does not use soft dollars.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Broadridge data also included a comparison of the Fund’s performance to the Fund’s designated benchmark index. The Board noted that although useful, the data provided by Broadridge may vary depending on the fiscal year-end dates selected and the selection of a peer group. In addition, the Board noted that it had received and discussed at periodic intervals information comparing the Fund’s performance to that of its Performance Universe and benchmark index, as well as other performance measures, such as Morningstar rankings, and had met with the Fund’s portfolio managers at in-person meetings during the year to discuss the factors affecting the Fund’s performance.

The Board focused on the Fund’s performance for the three- and five-year periods ended June 30, 2019 which placed the Class I Shares in the fourth quintile (the first quintile being

48	QS U.S. Small Capitalization Equity Fund

the best performers and the fifth quintile being the worst performers). The Board noted the Manager’s explanation that the Fund’s diversified core investment strategy was out of favor during the last several years, which was reflected in the Fund’s performance for the one-year period ended June 30, 2019 placed the Class I Shares in the fifth quintile. The Board noted that its evaluation of the factors of the nature, extent and quality of services led it to conclude that, with respect to these factors and the factors affecting performance, it was in the best interests of the Fund to approve continuation of the Agreements.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and subadvisory services provided by the Manager and the Subadviser, respectively. The Board reviewed the investment advisory and subadvisory fees, noting that the Manager, and not the Fund, pays the fee to the Subadviser and would pay the fee to Western Asset. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees waived by the Manager which partially reduced the management fee owed to the Manager under the Management Agreement) (the “Actual Management Fee”). The Board also considered that the contractual expense waiver had been extended to December 31, 2021 and that the Manager had in place additional voluntary expense caps.

The Board also reviewed information regarding the fees the Manager and the Subadviser charged any of their U.S. clients that were included in the same performance composite as the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Subadviser and Western Asset. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Broadridge as comparable to the Fund and with a broader universe of funds also selected by Broadridge. With respect to the Fund, the Board noted that for the Class I Shares the Contractual and Actual Management Fees were lower than the median of the Broadridge expense group (first quintile) and the actual total expense ratio was lower than the Broadridge expense group median and the expense universe median (second quintile) (the first quintile being the lowest fees and the fifth quintile being the highest fees). The Board also reviewed the expense ratios for Class A2 and Class IS Shares of the Fund.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the

QS U.S. Small Capitalization Equity Fund	49

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Fund, based on financial information and business data for the 12 months ended March 31, 2019 and 2018, which corresponds to Legg Mason’s fiscal year end. The Board also received certain information showing historical profitability for fiscal years 2015 through 2019. The Board received a report from the independent consultant engaged by Legg Mason in February 2019 to assess the methodologies used by Legg Mason for its profitability study. The Board considered the profitability study along with the other materials previously provided to the Board and concluded that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets have grown and whether the Fund has appropriately benefited from any economies of scale. Among other information, the Board reviewed management fee reductions due to waivers during the Manager’s 2015, 2017, 2018 and 2019 fiscal years. Given the asset size of the Fund and the complex and the fee waivers, the Board concluded that although there were no current breakpoints, any economies of scale currently being realized were appropriately being reflected in the Actual Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders, enhanced industry recognition and the potential for reduced vendor pricing. The Board also considered the information provided by the Manager regarding amounts received by the Fund’s distributor and intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Contractual and Actual Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interests of the Fund.

50	QS U.S. Small Capitalization Equity Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS U.S. Small Capitalization Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Ruby P. Hearn

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) (since 2001); Member of the Institute of Medicine (since 1982); formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of Cheyne Capital International Limited (investment advisory firm) (since 2005); formerly, Director/Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

QS U.S. Small Capitalization Equity Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Jill E. McGovern

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during the past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) (since 2007); formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of International Biomedical Research Alliance (2002 to 2010); Director of Lois Roth Endowment (2005 to 2012)

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired. Director, The University of Maryland Foundation (since 1992); formerly, Director, The League for People with Disabilities (2003 to 2017); Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason Funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during the past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired. Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during the past five years	Director of TICC Capital Corp. (2003 to 2017)

52	QS U.S. Small Capitalization Equity Fund

Independent Trustees† (cont’d)

S. Ford Rowan

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Consultant to University of Maryland University College (since 2013); formerly, Chairman, National Center for Critical Incident Analysis (2004 to 2018); Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	President of Rights Advisory LLC (corporate finance and governance consulting) (since 2008); Member, Investor Advisory Group of the Public Company Accounting Oversight Board (since 2009); formerly, Chief Financial Officer, Little Company of Mary Hospital and Health Care Centers (healthcare provider network) (2018); Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) (2015 to 2017); Senior Vice President and Chief Financial Officer of The Howard University (higher education and health care) (2009 to 2013); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, PriceWaterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of American Kidney Fund (renal disease assistance) (since 2008); Director and Board Chair of XBRL International, Inc. (global data standard setting) (since 2015); Director of Vista Outdoor, Inc. (consumer recreation products) (since 2015); formerly, Director of TeleTech Holdings, Inc. (business processing outsourcing) (since 2008)

QS U.S. Small Capitalization Equity Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	142
Other board memberships held by Trustee during the past five years	None

Additional Officers

Christopher Berarducci* Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2010 and 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

54	QS U.S. Small Capitalization Equity Fund

Additional Officers (cont’d)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason, Inc. (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

QS U.S. Small Capitalization Equity Fund	55

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

*	Effective September 27, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

56	QS U.S. Small Capitalization Equity Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2019:

Record date:	6/19/2019	12/17/2019
Payable date:	6/20/2019	12/18/2019
Ordinary Income:
Qualified Dividend Income for Individuals	—	100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations	—	100.00%
Long-Term Capital Gain Dividend	$0.139840	—

QS U.S. Small Capitalization Equity Fund	57

QS

U.S. Small Capitalization Equity Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS U.S. Small Capitalization Equity Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

QS U.S. Small Capitalization Equity Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS U.S. Small Capitalization Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013159 2/20 SR20-3819

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2018 and December 31, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $335,324 in December 31, 2018 and $211,015 in December 31, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2018 and $0 in December 31, 2019.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2018 and $0 in December 31, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $12,000 in December 31, 2018 and $0 in December 31, 2019, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2018 and December 31, 2019; Tax Fees were 100% and 100% for December 31, 2018 and December 31, 2019; and Other Fees were 100% and 100% for December 31, 2018 and December 31, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $678,000 in December 31, 2018 and $657,336 in December 31, 2019.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 28, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 28, 2020